Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of August 2,

2022 (this “Amendment”), is by and among HARMONY BIOSCIENCES HOLDINGS, INC., a Delaware corporation (the “Borrower”), its wholly owned subsidiary, HARMONY BIOSCIENCES, LLC, a Delaware limited liability company (“Harmony”), as the sole initial Guarantor and the Lenders (as defined in the Credit Agreement referred to below).

WITNESSETH

WHEREAS, the Borrower, Harmony, the Lenders and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as defined therein) are party to that certain Credit Agreement, dated as of August 9, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the Credit Agreement as amended by this Amendment, the “Amended Document”); and

WHEREAS, the parties have agreed to amend certain provisions of the Credit Agreement as hereinafter provided, in each case, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a)Terms Defined in the Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments.

(a)The following definitions shall be added to Section 1.01 of the Credit Agreement, in their respective appropriate alphabetical locations:
(i)“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of August 2, 2022, by and among the Borrower, Harmony, the Administrative Agent and the Lenders.

(ii)“First Amendment Effective Date” has the meaning specified in the First Amendment, which date is August 2, 2022.”

(iii)	“Ticking Fee” has the meaning specified therefor in Section 2.07(c).

2.07(c).

(iv)	“Ticking Fee Accrual Period” has the meaning specified therefor in Section

(b)	The definition of “Outside Date” in Section 1.01 of the Credit Agreement

is hereby amended and restated in its entirety as follows:

“Outside Date” means August 9, 2023 or such later date as may be agreed by the Lender Representative and the Borrower in their sole discretion and notified by the Borrower or the Lender Representative to the Administrative Agent in writing.”

(c)Section 2.07 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c) Ticking Fee. From and after August 10, 2022 and until the last day of the Delayed Draw Availability Period (the “Ticking Fee Accrual Period”), the Borrower shall pay to the Administrative Agent for the account of each Lender with a Delayed Draw Commitment, in accordance with its pro rata share, a ticking fee (the “Ticking Fee”), which shall accrue daily on each day during the Ticking Fee Accrual Period at the rate per annum of 1.00% on the aggregate undrawn Delayed Draw Commitments of all Lenders. Accrued and unpaid Ticking Fees shall be payable upon each Borrowing of the Delayed Draw Loans and upon the expiration of the Delayed Draw Availability Period.”

SECTION 3    Conditions.    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which the following conditions are satisfied or waived, the “First Amendment Effective Date”):

(a)the Borrower, Harmony, the Lenders and the Administrative Agent shall have executed and delivered this Amendment; and
(b)no Default exists upon, or would immediately result from, giving effect to this Amendment.

SECTION 4Miscellaneous.

(a)Amended Document Otherwise Not Affected; No Waiver. (i) Nothing contained herein shall be deemed to constitute a waiver of any existing or future Default or Event of Default or compliance with any term or condition contained in the Amended Document or any of the other Loan Documents or constitute a course of conduct or dealing among the parties and

(ii) the Lenders and the Administrative Agent reserve all rights, privileges and remedies under the Amended Document and the other Loan Documents.

(b)Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and each other Loan Document and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Amended Document, as amended hereby.

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(d)Governing Law. THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS WAIVER AND AMENDMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof.

(f)Full Force and Effect; Limited Consent. The modifications set forth in this Amendment shall be limited precisely as provided for herein to the provisions expressly modified hereby and shall not be deemed to be a consent to, waiver of, or modification of any other term or provision of the Amended Document or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Administrative Agent or Lenders under the Amended Document or any of the Loan Documents.

(g)Release. Each of the Loan Parties, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable, hereby fully and unconditionally releases each of the Lenders, and their respective directors, officers, employees, subsidiaries, affiliates, attorneys, agents, representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, causes of action, costs or demands of whatever kind or nature, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, or matured or unmatured, which any Loan Party may have had against the Released Parties by reason of any act or omission on the part of the Released Parties occurring prior to the date hereof, in each case regarding or relating to the Amended Document or the other Loan Documents (collectively, the “Released Matters”); provided, that Released Matters shall not include any claims, causes of action, costs or demands of whatever kind or nature, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, or matured or unmatured, resulting from the gross negligence or willful misconduct of the Released Parties, as determined by a court of competent jurisdiction in a final and non-appealable judgment or order. Each of the Loan Parties represents and warrants that (i) it has no knowledge of any such claims by it against the Released Parties and (ii) that the foregoing constitutes a full and complete release of all such claims.

[Remainder of page intentionally left blank; signature pages follow]

DocuSign Envelope ID: DE4B7423-D441-4F02-A273-9867166648B3

BORROWER	HARMONY BIOSCIENCES HOLDINGS, INC.

By:
Name: John C. Jacobs
Title: President and Chief Executive Officer

GUARANTOR	HARMONY BIOSCIENCES, LLC

By:
Name: John C. Jacobs
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS	ALOE SUB LLC,
as a Lender

By: Aloe Top Sub LLC, its sole member
By: Aloe Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

ALPACA SUB LLC,
as a Lender

By: Alpaca Top Sub LLC, its sole member
By: Alpaca Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

BEGONIA SUB LLC,
as a Lender

By: Begonia Top Sub LLC, its sole member
By: Begonia Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CACTUS SUB LLC,
as a Lender

By: Cactus Top Sub LLC, its sole member
By: Cactus Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

FERN SUB LLC,
as a Lender

By: Fern Top Sub LLC, its sole member
By: Fern Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

GRASS SUB LLC,
as a Lender

By: Grass Top Sub LLC, its sole member
By: Grass Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

HOLLY SUB LLC,
as a Lender

By: Holly Top Sub LLC, its sole member
By: Holly Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

Title:Authorized Signatory

IVY SUB LLC,
as a Lender

By: Ivy Top Sub LLC, its sole member
By: Ivy Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

MOSS SUB LLC,
as a Lender

By: Moss Top Sub LLC, its sole member
By: Moss Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

POTHOS SUB LLC,
as a Lender

By: Pothos Top Sub LLC, its sole member
By: Pothos Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

GSO CREDIT ALPHA FUND II-C AIV-1, LP,
as a Lender

By: GSO Credit Alpha Associates II LP, its General Partner
By: GSO Credit Alpha Associates II (Delaware) LLC, its General Partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

GSO CREDIT ALPHA FUND II-C AIV-4, LP,
as a Lender

By: GSO Credit Alpha Associates II LP, its General Partner
By: GSO Credit Alpha Associates II (Delaware) LLC, its General Partner

By:
Name: Marisa Beeney
Title:Authorized Signatory

Title:Authorized Signatory

DocuSign Envelope ID: 258BDA5F-DE1E-461F-A82D-0B69B42CF63C

LENDER	BXLS YIELD – DUET (DE) L.P.,

as a Lender

By: Blackstone Life Sciences
Advisors L.L.C. on behalf of BXLS
Yield – Duet (DE) L.P

By:
	Name:	Robert Liptak
	Title:	Chief Operating Officer